August 2012 Materion Corporation – Investor Presentation Exhibit 99.1

Forward-Looking Statements
These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, the timing and ability to achieve further efficiencies and synergies resulting from our name change and product line alignment under the Materion name and brand, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission.
Consequently these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs.
The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Materion (MTRN)
• An Advanced Material Company
– Lighter, stronger, faster, smaller, reliable
• Strong Global Positions in Attractive and Growing Markets
• Solid Record of Long-term Growth
• Strong Value Added* Margins
• Market Cap:  $410 Million
• Annual Sales:  $1.4 Billion (Forecast 2012)
• Strong Balance Sheet:  Debt/Debt + Equity <23%
• EBITDA**:  $90-95 Million (Forecast 2012)
*  Excludes metal pass-through
** Earnings before interest, taxes, depreciation and amortization. See A-27 in the
Appendix for reconciliation to GAAP.

Identify High Growth Secular Markets

• Global 3G/4G builds
• Base stations
• Undersea fiber-optics expansion
6%
Telecommunications
Infrastructure
• Glucose testing
• Blood analysis test coating for medical diagnosis
• Diagnostics equipment
8%
Medical
• Directional drilling
• Rig counts
• Solar, batteries & smart grid devices
8%
Energy
• Increasing global car production
• HEV/EV lithium ion battery components
• Engine control & electronic systems
10%
Automotive Electronics
• DoD & foreign military budgets
• Demand for communications satellites
• High performance optical devices
Defense & Science
11%
Industrial Components &
Commercial Aerospace
19%
• New airplane builds & retrofits
• Increasing air travel
• Heavy equipment builds
• Smartphone growth
• Tablet computers & LEDs
• Miniaturization
26%
Consumer Electronics
Key Drivers
Trends
Q2 2012
% of Value-
added Sales
Market

Unique Global Positions – Advanced Materials
• Only Fully Integrated Producer of Beryllium and
Beryllium Alloys in the World
– Over 75 years of reserves at Utah
5
Leading Global
Position
• Unique Copper-Nickel-Tin Material ToughMet®
– Multiple advanced applications growing at over 30%
annually
• Precision Optical Coatings – Visible to Infrared
Bandwidth
– “Go To” Supplier for defense, thermal imaging, space
and medical applications
• High Purity Gold Products for Semiconductor
Fabrication (Wireless & LED)
– Offering “full metal management” capabilities
• Blood Analysis Test Coatings for Medical Diagnosis

M A T E R I O N  T O D A Y :
New Name, Same Impressive Performance

12%*
CAGR
Sales
growth
(2005 – 2011)
19%
CAGR
Operating profit
growth
(2005 – 2011)
Successful
Repositioning
of company
*Excluding pass-through metal

High Operating Margins
Operating
Profit %
Operating Profit % of
Value-Added
(1)
Advanced Materials 3% - 5% 16% – 18%
Integrated Metals 6% - 8% 8% – 10%
Company 3% – 5% 10% – 12%

Removing High Value Metals Clarifies Margins
2011
(1) Value added sales excludes metal pass-through

Successful Repositioning – Snapshot

2002 2011
Revenue $373M $1.5B
Revenue % in
Advanced Materials
47% 76%
Debt-to-Debt-Plus-Equity 43% 17%
Working capital *
% of sales
41% 23%
Cyclicality High Lower
Growth Low Higher
* A/R, Inventory & A/P

High Value-Added Business Model

1. Identify high growth
secular markets
2. Target the fastest growing
niches of those markets
3. Expand with
innovative
products
4. Add synergistic
acquisitions
5. Ensure
financial
discipline

A Global Platform Operations in US and 11 Countries Significant International Sales* Q2 2012 38% 10 • Customers in >50 countries • Expanded presence in Asia *Percentage of value added sales

Continually Develop Innovative Products
• Leveraging customer-centric product development
• Active research programs to take advantage of
secular trends
• Key product areas include
– LEDs
– Medical
– Commercial Optics
– Computer Hard Drives
– Energy
– Science
– Commercial Aerospace
– Hybrid & Electric Vehicles
– Wireless

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A Strong Record of Synergistic Acquisitions

Added over $440M to sales and approximately 30% of company profit in 2011
Acquisitions 2005 - 2012
Add complementary
products / technology
Expand market
position
Accretive in
year 1
OMC – shield kit cleaning – 2005
TFT – thin film coatings – 2005
CERAC – inorganic chemicals – 2006
Barr – thin film coatings – 2009
Academy – precious metals – 2010
EIS Optics – thin film coatings – 2011
TBD
AMC – metal matrix composites – 2012
TBD
Impact
Techni-Met – thin film coatings – 2008

Ensure Financial Discipline

Resources to
finance organic
growth and
acquisitions
while returning
cash to
shareholders
Maximum 30%
21%
17%
12%
0%
10%
20%
30%
2005 2011 2012(F)
Maintain strong
balance sheet
Strong
cash flow
• Cash flow from operations
$30M - $75M annually for
the past five years
• Capex below depreciation
• Reduction in working
capital goal to <20% sales
Debt-to-Debt-Plus-Equity
After $228M in acquisitions

Financial Goals Next 3-5 Years
14

Past 3- 5 Years Next 3-
Revenue growth – organic >10%
Acquisitions
$35M - $40M
Per year
$50 - $100M
Per Year
Margins (OP % VA) 10% - 14% 14% - 18%
Working capital % sales 23% - 25% <20%
Debt to- Debt Plus Equity 16% - 18% <30%
ROIC (pre tax) 9% - 12% >20%
5 years
12%
- - -
-

Positioned to Deliver Long-Term, Sustainable Growth

A company
with a strong
platform…
… Leveraging a
high value-added
business
model…
… Executing
a focused
growth plan
Revenue Base
Margins
Capital Eff.
T H E S I S

Positioning
Performance
Growth
I N  S U M M A R Y
Why Invest in Materion Corporation?
A leader in high-growth markets
Strong performance record
Executing three point strategy
• Global player, strong secular market drivers
• Sustainable long-term growth
• Proven business model
• Target, capture niche, then expand
• Clear financial goals, performance
continuing to improve

Appendix

MATERION

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Target High Growth, Leading-Edge Markets

Reportable Segments
ADVANCED MATERIAL
TECHNOLOGIES
PERFORMANCE
ALLOYS
BERYLLIUM &
COMPOSITES
TECHNICAL
MATERIALS
Key Markets
Precious, Non-precious,
Specialty Metal and Inorganic
Materials, Electronic Packages
and Components
Bulk and Strip Form Products
and Beryllium Hydroxide
Beryllium and Beryllia Ceramic
Products
Specialty Strip Metal
Products
CONSUMER
ELECTRONICS
DEFENSE & SCIENCE
INDUSTRIAL
COMPONENTS &
COMM. AEROSPACE
TELECOM
INFRASTRUCTURE
AUTOMOTIVE
ELECTRONICS
ENERGY
MEDICAL

Value Added Sales:  Materion
Q2 2012

Consumer Electronics
26%
Industrial
Components &
Commercial
Aerospace
19%
Defense & Science
11%
Automotive
Electronics
10%
Energy
8%
Medical
8%
Telecom
Infrastructure
6%
Services
4%
Appliance
3%
Other
5%

Value Added Sales: By Segment Q2 2012 A-3 Technical Materials 6% Advanced Material Technologies 43% Performance Alloys 42% Beryllium & Composites 9%

Automotive Electronics 2%
Other 12%
Telecommunications Infrastructure 2%
Energy 4%
Industrial Components & Commercial Aerospace 6%
Services 9%
Medical 15%
Defense & Science 15%
Consumer Electronics 35%

Value Added Sales: Advanced Material Technologies Q2 2012 A-4

Defense & Science
1%
Medical
1%
Appliance
7%
Telecommunications
Infrastructure
10%
Industrial
Components &
Commercial
Aerospace
32%
Energy
14%
Automotive
Electronics
15%
Consumer Electronics
20%

Value Added Sales: Performance Alloys Q2 2012 A-5

Other
9%
Energy
1%
Telecommunications
Infrastructure
9%
Medical
9%
Defense & Science
47%
Industrial
Components &
Commercial
Aerospace
25%

Value Added Sales: Beryllium and Composites Q2 2012 A-6

Other
6%
Medical
1%
Energy
5%
Automotive
Electronics
48%
Consumer Electronics
40%

Value Added Sales: Technical Materials Q2 2012 A-7

Core Technologies
1. High Purity Gold and Silver for Industrial Applications
2. Powder Science and Processing (Vacuum, Hot and Cold Isostatic
Pressing ) … Metal and Chemical
3. Full Metal Processing Technology (Melting, Casting, Rolling, Extrusion)
4. Selective Electroplating
5. Light Wave Management and Coating Technology
6. Thin Film Large Area Coating
7. Numerous “Specialties” … Cladding, Electron Beam Welding, Diffusion
Bonding
8. Shield Kit Cleaning
9. Chemical Synthesis
10. Amorphous Metals

Continuing to Execute Three Point Strategy A-9 1 Grow and diversify revenue base 2 Expand margins 3 Improve fixed and working capital utilization Increasing Shareholder Value

Expand and Diversify Revenue Base
• Targeting expansion in secular growth markets including:
– smart mobile devices, 3G / 4G, commercial aerospace, oil & gas, alternative energy, optics, LED / LCD
• Ongoing global expansion
– Asia
• Strategic acquisition fast accretion
– Technology breadth
– Global reach
– Product diversification

S T R A T E G Y  # 1 :  G R O W T H

Expand Margins – Key Drivers

1
Lean Sigma
operating
efficiency
2
Higher value
added products
3
Cost
reductions
Margin
Today
10 - 12%
Target
Margin
14 - 18%
(OP % VA)
S T R A T E G Y  # 2:  M A R G I N S

Improve Fixed and Working Capital Efficiency

Lean Sigma
• Cycle time reduction
• Yield improvement
• On-time shipments
Based on 2012 projected sales, each 5% of working capital efficiency = $50M of cash
Improve Working Capital
Efficiency
Working capital % of sales
S T R A T E G Y  # 3 :  C A P I T A L   E F F I C I E N C Y

2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012-F
2013-F
2014-F

2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012-F
2013-F
2014-F

Strategy in Action: Outgrowing Growth Markets
Growth of Materion
Oil and Gas Sales vs. Market
Growth of Materion
Aerospace Sales vs. Market

Materion Sales
Materion Sales
Global Rig Count
Aircraft Delivered
+512%
+85%
+349%
+80%
0

0
100
200
300
400
500

Synergistic Acquisitions
Case Study of Growing a Niche Business
– Optical Filters and Medical Coatings
(Pro-Forma Revenues)

• Positioned in $1.2B+ market growing
at 11% annually
• Markets served include: defense,
aerospace, medical, energy,
semiconductor, telecommunications,
lighting and astronomy
• The recent acquisition of EIS Optics
continues to expand our global
footprint in Asia
$9M
$165M
Barr
(2009)
Barr
(2009)
Techni-
Met
(2008)
Techni-
Met
(2008)
TFT
TFT
EIS Optics
(2011)
EIS Optics
(2011)

New Product and Technology Development
Advanced Material Technologies
Materials
– Optics Coating Materials and Large Format Components
– Thin Film Electrodes (medical diagnostics)
– Expanded refining/chamber services – Complement to Thin Film Materials &
Coating businesses
– Nanotechnology Materials
– Materials for High Brightness LEDs
– Specialty Inorganic Compounds (Solar, Security)
– Precious Metal Materials – rod, bar, sheet, slugs, etc.
– Global Refining and Metal Recovery and Management Services
– Ultra high purity Precious Metals for medical and semiconductor applications
– Next generation magnetic data storage thin film head materials

New Product and Technology Development
Advanced Material Technologies
Coatings
Packaging

– Precision Optical Thin Film Coatings (specialty filters)
– Large format Thin Film Materials for large area coatings (Energy, Solar)
– Solar Panel Thin Film, Concentrator Materials and Barrier Film Coatings
– Optical package for New Photonics applications
– RF packages for the latest transistor technology (3G and 4G infrastructure)
– MEMS and Photovoltaic Packaging Materials

New Product and Technology Development
Performance Alloys
– ToughMet® Alloy for High Volume Bearing Applications
– BrushForm 158 for Voice Coil Motor (VCM) applications
– Materion R270 Strip
– “Next Generation” Alloy for Oil & Gas
Beryllium and Composites
– Nearer net shape fabrication (hot isostatic pressing)
– Truextent™ speaker diaphragms
– Investment Casting
– Amorphous Metals
– SupremEX™ Aluminum Metal Matrix Composites
Technical Materials
– Hybrid & Electric Vehicle Battery Components
– Power Electronics
– Smart Grid Meters
– Computer Hard Drives (Dual Stage Activation)
– Medical Applications

Positioned in Diverse Set of High-Growth Markets

Growth
Entered multiple leading-edge growth markets since 2002
Defense
Commercial Aerospace
Medical
Devices
Disk Drives
Optics
Telecom
Infrastructure
LED’s
Alternative
Energy
LCD
Space /
Science
Notebooks
Cellular phones
(smartphones),
Tablet computers
Heavy
Equipment

I/O Connector
Contacts
Battery Contacts
Internal Antenna Contacts
Grounding Clips
and Audio Jacks
Micro Mezzanine
Connectors for
LCD Screen
Internal Electronics and LED
• Thin Film Materials – Power
amplifiers, LED, SAW and
BAW devices, filters, and ICs
• Hermetic Solutions for SAW
• Refining / Recycling
• Precision Parts Cleaning
Other Smart Phone Applications:
• Circuit Board and IC Inspection
• RoHS Compliance Assurance
• Cellular Infrastructure with High Power
RF Packaging
• Voice Coil Motor (auto-focus lens
stabilizer)
Internal Electronics
• Precursor materials for GaAs
wafer production
Applications: Smart Phones

Avionics/Electrical
Systems
Airframe Structure
Landing Gear
Attachments
Engine and Pylon
Attachments
Flight Control
Mechanisms
Horizontal Stabilizer &
Rudder Attachments
Hydraulic Systems
Fuel Systems
Wing Attachments
Doors & Hatches
Landing Gear
Components
Flight Attendant
Jumpseat Spring
Safety Slide
Mechanism
Other Aerospace Applications:
• Baggage Inspection
• Nondestructive Evaluation (Cracked
Component Detection)

Applications: Aerospace

Under Water Wellhead Equipment
Directional Drilling
Equipment
MWD, LWD, MPT Systems
Drill Bits
Structural Rig
Components
Wellhead Control Equipment
Other Oil & Gas Applications:
• Artificial Lift Equipment
• Elemental Analysis
• Down Hole X-Ray Inspection
ROV’s, blow out preventers, hydraulic
actuators, control fluid couplings
Applications: Oil & Gas

Technology: Amorphous Silicon
(a-Si, tandem and multi-junction)
Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO Transparent Conductive Oxide layers
Technology: Cadmium Telluride
(CdTe)
Thin Film (PVD) Materials
Cadmium based solar cell architecture. N and
P type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers
Technology: Copper
Indium Gallium Selenide
(CIGS)
Thin Film (PVD) Materials
as well as Powders for
Printing CIGS applications
Copper Indium Gallium
Selenide thin film and screen
printing applications for flexible
and rigid solar cells.
Technology: Concentrator Photovoltaic
(CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating  Solar
rays into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials
Micro Electronic Packaging Products:
Bonding Ribbon - Au & Ag
Lead-free Solders
Metalized Ceramic  Substrates
Technology: Flexible Solar Cells /
Building Integrated Photovoltaic:
Thin Film Services:
Solar cells built in flexible substrates to
accommodate applications such as roofing tiles
or defense.
Technology: Crystalline
Silicon (Si)
Interconnect Materials
Front and backplane systems for
high efficiency designs.
Applications: Solar Energy

Cardiac Rhythm Management
• Electronic Interconnects/Components
• Niobium/Titanium Electron Beam Weld
Insulin Pump
• EMI Shielding and Grounding
• Electrical Terminals in Connectors
Seizure Control
• Thin Film Deposition Implantable
Electrode – Parkinson's disease
(R&D)
Subcutaneous Glucose Analysis
• Thin Film Coatings – Electrode Monitoring device
Radiation Therapy –
Neutron Reflectors
X-Ray Mammography
Other Medical Applications:
• DNA Sequencing Optics
• CT Scan
• Diagnostic X-Rays
• Advanced Drug Delivery Components
• Diagnostic Electronic Components
• Anesthesia Monitoring Components
• Operating Instruments
Applications: Medical

External Glucose Analysis
• Subcutaneous sensors for glucose measurement

Applications: Telecommunications Infrastructure
Base Stations
• Coaxial Connectors
• High Power Amplifiers
Local Area Networks
• Shielding
• Modular Jacks
• PCB Sockets
• Processor Sockets
Other Telecommunications Infrastructure
Applications
• Undersea Repeater Housings

Lithium Ion Battery
Interconnects
Battery Management
Resistors
Electronic Power
Steering Modules
ABS Leadframes
Engine Efficiency Oxygen
Sensors
Mirror & Windshield Electronic
Connections
Air Bag Sensors
Lamp Socket Connectors
Auto Dimming Mirror
Connectors
Hybrid Vehicle Motor &
Module Connectors
Window and Door
Switches
Fuel Pump and Fuel
Level Sensors
Battery
Terminals
Engine Ignition and
Control Modules
Battery & Relay Control
Modules
Turn Signal and Emergency
Flasher Relays
On Board
Telematics
Applications: Automotive Electronics

Night Vision Optics
Speed Control Optics
Camera Optics

Applications: Defense
• Infrared Sensors for Fighter
Jet and UAV Optical
Targeting
• Electronic Packaging for
Defense Avionics, Radar
and Electronic
Countermeasure Systems
• Structural and Electronic
Components for Satellites
• X-ray Windows in Security
Imaging Systems
• Laser Protection Optical
Coatings
• Night Vision System Optics

EBITDA: Reconciliation to GAAP

Net Income $31.1 to   $33.4
Income Taxes 15.0 to     15.7
Interest Expense 3.0 to       2.8
Depreciation & Amortization 40.9 to     43.1
EBITDA* $90.0 to   $95.0
2012 Forecast
(Millions)
* Earnings before interest, taxes, depreciation and amortization